Exhibit 99.2

Q3 2019 Earnings Presentation December 5, 2019 1

Cautionary Statement Regarding Forward Looking Statements This presentation contains forward-looking statements, including statements made within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Some of these statements can be identified by terms and phrases such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “continue,” “could,” “may,” “plan,” “project,” “predict,” and similar expressions and references to assumptions that the Company believes are reasonable and relate to its future prospects, developments and business strategies. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These include, but are not limited to: (i) the Company’s dependence on mall traffic for its sales and the continued reduction in the volume of mall traffic; (ii) the Company’s ability to anticipate and respond to fashion trends; (iii) the impact of general economic conditions and their effect on consumer confidence and spending patterns; (iv) changes in the cost of raw materials, distribution services or labor; (v) the potential for economic conditions to negatively impact the Company's merchandise vendors and their ability to deliver products; (vi) the Company’s ability to open and operate stores successfully; (vii) seasonal fluctuations in the Company’s business; (viii) competition in the Company’s market, including promotional and pricing competition; (ix) the Company’s ability to retain, recruit and train key personnel; (x) the Company’s reliance on third parties to manage some aspects of its business; (xi) the Company’s reliance on foreign sources of production; (xii) the Company’s ability to protect its trademarks and other intellectual property rights; (xiii) the Company’s ability to maintain, and its reliance on, its information technology infrastructure; (xiv) the effects of government regulation; (xv) the control of the Company by its sponsors and any potential change of ownership of those sponsors; (xvi) the impact of tariff increases or new tariffs; and (xvii) other risks and uncertainties as described in the Company’s documents filed with the SEC, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The Company undertakes no obligation to revise the forward-looking statements included in this press release to reflect any future events or circumstances. 2

RTW Retailwinds will be the premier incubator of lifestyle brands, leveraging expertise in celebrity, digital, customer, real estate, operations, and inventory optimization to identify accretive brand, customer, and profit opportunities. 3 T H EO P P O R T U N I T Y

RTW RETAILWINDS STRATEGIC PRIORITIES

HARNESS THE POWER OF MULTI-BRAND	FUEL BRAND INNOVATION	DRIVE CUSTOMER ACQUISITION	INVEST IN DIGITAL AND DATA
Capture the full benefit of multi-brand structure and synergies.	Accelerate product newness across all brands.	Maximize opportunities to leverage existing customers and acquire new customers to the multi-brand portfolio.	Develop capabilities to leverage customer and data analytics, enhanced with investments in digital experience.

RTW retailwinds

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5 T H I R DQ U A R T E R2 0 1 9 R E S U L T S

THIRD QUARTER 2019 KEY ACHIEVEMENTS



- **Positive Digital comp growth**, supported with double digit traffic increases and positive comp performance across all brands
- **Positive comp increase in new customer counts**, supported by re-allocated marketing spend to acquisition channels
- **Celebrity growth** continued to expand by double digit comp growth, representing nearly 10% of the business enhanced with margin growth
- **Expansion of Fashion to Figure**, delivered +55% comp and nearly doubled brand's eCommerce volume due to ongoing implementation of strategic plan
- **Expanded our digitally native brand** Happy x Nature, Kate Hudson's first ready-to-wear line
- **Launched Customer First Initiative**, transforming our marketing efforts to be customer led, data driven, and creative optimized
- **Approximately $66 million in cash on-hand** or $1.02 per share, with no debt

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• • • • (4.0%) comparable store sales decrease, compared to the prior year’s 0.2% comp increase (460) basis point decline in gross profit, to 27.8% compared to the prior year’s 32.4%. ($12.1 million) in operating loss, compared to operating income in the prior year of $1.6 million. ($0.18) loss per diluted share, compared to the prior year’s $0.03 earnings per diluted share. Diluted (Loss) Earnings Per Share Operating (Loss) Income Net Sales $210.8M $1.6M $0.03 Q3 2019 Q3 2018 $(12.1)M ($0.18) 7 Q3 2019 Q3 2018 $200.1M Q3 2019 Q3 2018 T H I R DQ U A R T E R2 0 1 9 F I N A N C I A LP E R F O R M A N C E

 Q3 2019 Guidance Net Sales Down LSD to MSD percentage Comparable Sales Down LSD to MSD percentage Gross Margin Down slightly Selling, General, and Administrative Increase by approx. $2M Operating Income (Loss) Modest loss, excl. one-time charges 8 2019 Results Meet, $200.1M Meet, (4.0%) Miss, (460) basis points Meet, $67.7M Miss, ($7.5M) 2018 $210.8M 0.2% 32.4% $66.8M $1.6M T H I R DQ U A R T E R2 0 1 9 F I N A N C I A LP E R F O R M A N C E

HISTORICAL ANNUAL PERFORMANCE



Store Count
eCommerce Mix
576
555
532
519
507
504
490
466
432
411
4%
5%
7%
8%
9%
12%
20%
24%
28%
30%

	FY'09	FY'10	FY'11	FY'12	FY'13	FY'14	FY'15	FY'16	FY'17	FY'18
Sales ($M)	$1,007	$1,022	$956	$962	$939	$923	$950	$929	$927	$893
Comp%	(11.8%)	1.6%	(3.3%)	0.1%	1.1%	(1.0%)	3.1%	(0.7%)	1.0%	0.4%
EOY Store Count	576	555	532	519	507	504	490	466	432	411
eCommerce Mix%	4%	5%	7%	8%	9%	12%	20%	24%	28%	30%
Gross Profit %	25.1%	22.8%	23.2%	27.1%	28.1%	27.1%	27.9%	28.4%	30.5%	31.2%
Non-GAAP Operating Income/(Loss) ($M)	($21,551)	($47,576)	($35,769)	($2,072)	$3,075	($6,445)	($286)	($9,656)	$7,698	$10,228

RTW retailwinds

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10 Q 42 0 1 9O U T L O O K

FOURTH QUARTER 2019 STRATEGIC INITIATIVES



- **Transforming to RTW**, supported with an organization designed to support a multi-brand portfolio
- **Growing our celebrity collaborations** to deliver differentiated customer experiences
- **Increasing brand awareness and engagement,** with a focus on new customer acquisition and retention
- **Introducing and expanding digitally native brand** Happy x Nature, Kate Hudson's first ready-to-wear collection, which launched in April 2019
- **Launching Customer First Initiative,** transforming our marketing efforts to be customer led, data driven, and creative optimized
- **Growing our digital channel** across all brands, driving higher profitability from omni-channel programs
- **Expanding Fashion to Figure** by growing eCommerce channel
- **Optimizing our real estate,** with store rationalization and select openings in premier centers

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Net Sales Comparable Sales Gross Margin Selling, General, and Administrative Operating Loss 1SG&A includes incremental costs related to the Company’s new businesses and investments in strategic business initiatives 2Guidance provided as of December 5, 2019 12 Q4 2018 2019 Guidance $247.3M (1.5%) 28.8% $72.9M $(1.6M) Down mid single-digit to upper single-digit percentage Down mid single-digit percentage Down slightly up to 150 bps Increase slightly Loss $4M to $8M F O U R T HQ U A R T E R2 0 1 9G U I D A N C E

A P P E N D I X 13

Q3 P&L Summary 2019 % of Sales 2018 % of Sales Net Sales $ 200,117 $ 210,758 Comp% (4.0%) 0.2% Gross Profit $ 55,598 27.8% $ 68,375 32.4% SG&A Expense $ 67,664 33.8% $ 66,802 31.7% Operating (Loss) Income $ (12,066) (6.0%) $ 1,573 0.7% Net (Loss) Income $ (11,649) (5.8%) $ 1,725 0.8% (Loss) Earnings Per Diluted Share $ (0.18) $ 0.03 Weighted Average Diluted Shares Outstanding 64,420 66,289 14 T H I R DQ U A R T E R2 0 1 9P & LS U M M A R Y

Q3 YTD P&L Summary 2019 % of Sales 2018 % of Sales Net Sales $ 602,974 $ 645,957 Comp% (4.7%) 1.2% Gross Profit $ 177,875 29.5% $ 207,710 32.2% SG&A Expense $ 199,964 33.2% $ 199,605 30.9% Operating (Loss) Income $ (22,089) (3.7%) $ 8,105 1.3% Net (Loss) Income $ (21,388) (3.5%) $ 7,878 1.2% (Loss) Earnings Per Diluted Share $ (0.33) $ 0.12 Weighted Average Diluted Shares Outstanding 64,317 65,979 15 Q 3Y T D2 0 1 9P & LS U M M A R Y

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